Revenue from collaboration agreements (Tables)	6 Months Ended
Jun. 30, 2026
Revenue [abstract]
Summary of Deferred revenue related to the collaboration agreements

Deferred revenue related to the collaboration agreements consists of the following:

	As of
	June 30, 2026	December 31, 2025
	(Euros in thousands)
Current	9,567	15,816
Non-current	13,632	18,541
Total	23,199	34,357

Summary of revenue from collaboration agreements explanatory

Revenue from collaboration agreements was realized with the following partners:

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
	(Euros in thousands)		(Euros in thousands)
Revenue from collaboration agreements:
Moderna, United States	6,488	3,795	13,913	18,197
BMS, United States	2,656	942	2,843	5,121
Total	9,144	4,737	16,756	23,318

As of June 30, 2026, other than the achievement and recognition of a €4.3 million ($5.0 million) milestone for Advanced TCER Activities related to the Moderna agreement in December 2025 and of a €0.5 million milestone for Database Activities related to the Moderna agreement recognized during the three months ended June 30, 2026, the Group has not recognized any significant royalty or milestone revenue under the collaboration agreements. As of June 30, 2026, Immatics has not received any royalty payments in connection with the collaboration agreements. The Group plans to recognize the remaining deferred revenue balance into revenue as it performs the related performance obligations under each contract.

The revenue from the remaining collaboration agreements with BMS and Moderna is recognized over time on a cost-to-cost basis.